UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2024

BARRETT BUSINESS SERVICES, INC.

(Exact name of Registrant as Specified in Its Charter)

Maryland	0-21886	52-0812977
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8100 NE Parkway Drive Suite 200
Vancouver, Washington		98662
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (360) 828-0700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BBSI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On April 10, 2024, Barrett Business Services, Inc. (the “Company”), issued a news release announcing that its board of directors has approved a plan for a four-for-one split of the Company’s common stock in the form of a stock dividend, conditioned upon stockholder approval of a proposal to increase the authorized shares of common stock at the Company’s annual meeting to be held on June 3, 2024 (the “2024 Annual Meeting”). A copy of the news release is included as Exhibit 99.1 to this report and incorporated by reference.

Important Information and Where You Can Find it

This press release may be deemed to be solicitation material in respect of a charter amendment and other matters to be considered at the 2024 Annual Meeting. In connection with the Annual Meeting, the Company will file with the Securities and Exchange Commission (“SEC”) and furnish to the Company’s stockholders a proxy statement and other relevant soliciting materials, including important information about the planned stock split and other matters. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ, WHEN AVAILABLE, THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE COMPANY’S 2024 ANNUAL MEETING, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY’S 2024 ANNUAL MEETING. The Company’s stockholders will be able to obtain a free copy of documents filed with the SEC regarding the Annual Meeting at the SEC’s website at http://www.sec.gov, the Company’s website at https://ir.bbsi.com, or by telephone at 1-800-494-5669.

Participants in the Solicitation of Proxies

The directors and executive officers of the Company may be deemed “participants” in the solicitation of proxies from stockholders in connection with the matters to be considered at the Company’s 2024 Annual Meeting. Information regarding the directors and executive officers, including information about their respective interests in the Company by security holdings or otherwise, will be set forth in the Company’s definitive proxy statement for the 2024 Annual Meeting when it is filed with the SEC.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No. Description

99.1 News Release dated April 10, 2024

104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BARRETT BUSINESS SERVICES, INC. Registrant
Dated: April 10, 2024	By:	/s/ Anthony J. Harris
Anthony J. Harris Executive Vice President and Chief Financial Officer and Treasurer